Exhibit 99.1

Clayton Holdings Reports Results for Third Quarter of 2007

•                  Gross Margin from Continuing Operations of 43.6%

•                  Cashflow from Operations of $17.3 million

SHELTON, CONN.   October 26, 2007—Clayton Holdings, Inc. (NASDAQ:CLAY), a leading provider of information-based analytics, consulting and outsourced services for capital markets firms, lending institutions, fixed income investors and loan servicers, today announced a loss from continuing operations of $2.6 million on revenues of $31.3 million for the third quarter ended September 30, 2007.

Clayton’s third quarter 2007 results include:

Key Financial Highlights (amounts in millions, except per share data):

			Percent
			Increase
Quarter Ended September 30,	2007	2006	(Decrease)
Revenue	$31.3	$59.2	(47.1)%
Gross Profit	13.6	22.7	(39.8)%
(Loss) Income from Continuing Operations	(2.6)	3.8	n/a
Net (Loss) Income	(2.8)	3.1	n/a

(Loss) Income Per Share - Diluted
Continuing Operations	$(0.13)	$0.18	n/a
Discontinued Operations	(0.01)	(0.04)	n/a
Total	$(0.14)	$0.14	n/a

Adjusted Net (Loss) Income - Continuing Operations (non-GAAP)*	$(1.0)	$5.3	n/a
Adjusted (Loss) Income Per Share - Continuing Operations (non-GAAP)*	$(0.05)	$0.25	n/a
Diluted Shares Outstanding	21.0	21.3	(1.7)%
Gross Profit Margin - Continuing Operations	43.6%	38.3%	13.8%

			Percent
			Increase
Nine Months Ended September 30,	2007	2006	(Decrease)
Revenue	$127.8	$173.0	(26.1)%
Gross Profit	51.1	59.6	(14.3)%
(Loss) Income from Continuing Operations	(0.5)	6.1	n/a
Net (Loss) Income	(5.5)	4.3	n/a

(Loss) Income Per Share - Diluted
Continuing Operations	$(0.02)	$0.33	n/a
Discontinued Operations	(0.24)	(0.10)	n/a
Total	$(0.26)	$0.23	n/a

Adjusted Net Income - Continuing Operations (non-GAAP)*	$4.2	$11.3	(62.6)%
Adjusted Earnings Per Share - Continuing Operations (non-GAAP)*	$0.20	$0.61	(67.2)%

Diluted Shares Outstanding	21.4	18.6	15.4%

Gross Profit Margin - Continuing Operations	40.0%	34.5%	15.9%

*Adjusted net income from continuing operations excludes the following items, net of tax: acquisition-related amortization, loss on extinguishment of debt and the results of discontinued operations.  For a reconciliation of net income from continuing operations to adjusted net income from continuing operations, please refer to the tables on the following pages.

“The unprecedented credit crisis that unfolded in the third quarter caused a dramatic downturn in the nonconforming securitization market and significantly reduced our transaction management volumes.  Such volumes may not increase materially until investor confidence and liquidity return to the asset-backed market,” commented Frank Filipps, Chairman and Chief Executive Officer of Clayton.  “One encouraging sign however, was recent Congressional testimony by the rating agencies that recommended more use of third-party due diligence and incorporating the results in the bond ratings process.  We believe that adoption of these recommendations would further increase the value and demand for transaction management and surveillance services.”

Other Third Quarter Highlights:

-              Centralized underwriting volume represented 77% of the due diligence business, continuing the shift towards the centralized due diligence delivery channel.

-              As of September 30, 2007, Clayton Surveillance was monitoring approximately $457 billion in assets primarily for investment banks and for institutional investors in mortgage-backed securities.  This represents an increase of $70 billion, or 18%, since September 30, 2006. Revenues from our Surveillance business increased by almost 16% to $10.3 million in the quarter, accounting for 33.0% of total revenues, up from 15.1% a year ago.

-              Gross margin from continuing operations was 43.6% for the three months ended September 30, 2007, as compared to 38.3% in the third quarter of 2006. This was the result of a shift in the business mix to higher margin product offerings and implementation of cost containment efforts.  Expenses in the quarter included over $1 million of non-recurring charges for employee severance costs and lease termination fees.

-              As previously announced, $5 million of debt was prepaid in July, 2007.  Cash generated from operations was $17.3 million in the third quarter and Clayton had $27.9 million of cash as of September 30, 2007.

Management will hold a conference call today at 10:00 a.m. EST.  A live webcast of the conference call will be available online at http://www.clayton.com.  Web participants are encouraged to go to Clayton’s website at least 15 minutes prior to the start of the call to register, download and install any necessary audio software.  Listening to the webcast requires speakers and RealPlayer™ software, downloadable without charge at http://www.real.com.  Those without Web access can access the call by phone and should plan to dial in approximately 10 minutes prior to the call.  The dial-in numbers are (866) 825-3308 for domestic callers and (617) 213-8062 for international callers.  The participant passcode for both is 77958147.

A recording of the conference call will remain available for 90 days, on Clayton’s website and via telephonic replay.  The replay dial-in number is (888) 286-8010 for domestic callers and (617) 801-6888 for international callers.  The participant passcode for both is 56411240.

About Clayton Holdings, Inc.

Clayton Holdings, Inc., headquartered in Shelton, Connecticut, is an information and analytics company serving leading capital markets firms, lending institutions, fixed income investors and loan servicers with a full suite of information-based analytics, specialty consulting and outsourced services.  Clayton’s services include due diligence analytics, conduit support services, professional staffing, compliance products and services, credit risk management and surveillance and specialized loan servicing services.  Additional information is available at www.clayton.com.

Safe Harbor Statement

Certain items in this press release may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Clayton can give no assurance that expectations will be attained.  Factors that could cause actual results to differ materially from Clayton’s expectations include, but are not limited to, adverse changes in the mortgage-backed securities market, the mortgage lending industry or the housing market; the level of competition for Clayton’s services; the loss of one or more of Clayton’s largest clients; Clayton’s ability to maintain its professional reputation; management’s ability to execute Clayton’s business strategy; Clayton’s ability to recruit and retain additional qualified independent loan review specialists; and other risks detailed in Clayton’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2007 and other reports filed with the Securities and Exchange Commission.  Such forward-looking statements speak only as of the date of this press release.  Clayton expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Clayton’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Reconciliation of Non-GAAP Measures

This earnings release contains non-GAAP financial measures.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the adjusted (non-GAAP) financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations and adjusted earnings per share from continuing operations are discussed in this earnings release because management uses this information in evaluating the results of the continuing operations of the business and believes that this information provides the users of the financial statements a valuable insight into the operating results.  Additionally, management believes that it is in the best interest of its investors to provide financial information that will facilitate comparison of both historical and future results and allows greater transparency to supplemental information used by management in its financial and operational decision making.  Management encourages investors to review the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures that are provided within the financial information attached to this release.

Clayton is providing its current quarter GAAP results as well as financial results that have been adjusted for the impact of acquisition-related amortization, loss from extinguishment of debt and discontinued operations.  The Company believes that these non-GAAP measures supplement its consolidated GAAP financial statements as they provide a consistent basis for comparison between reporting periods that are not influenced by certain non-cash or non-recurring items and are, therefore, useful to investors in helping them to better understand the Company’s operating results.

CONTACT:

Rick Herbst

Chief Financial Officer

(203) 926-5600

CLAYTON HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Revenue	$31,318	$59,172	$127,824	$173,014

Cost of services:
Compensation expense	15,255	28,061	61,181	85,671
Travel and related expenses	1,299	6,301	10,389	20,181
Other direct costs	1,121	2,156	5,133	7,524
Total cost of services	17,675	36,518	76,703	113,376

Gross profit	13,643	22,654	51,121	59,638

Operating expenses:
Salaries and benefits	5,563	5,423	16,759	15,538
Other selling, general and administrative expenses	6,165	4,655	17,195	13,818
Depreciation and amortization	2,362	2,069	6,850	5,435
Amortization of intangibles	2,573	2,542	7,642	7,626
Total operating expenses	16,663	14,689	48,446	42,417

(Loss) income from operations	(3,020)	7,965	2,675	17,221

Interest expense, net	884	1,746	3,098	6,471
Loss from extinguishment of debt	44	—	134	746
Other income	5	—	5	—

(Loss) income from continuing operations before income taxes	(3,943)	6,219	(552)	10,004
Income tax (benefit) expense	(1,323)	2,419	(29)	3,878

(Loss) income from continuing operations	(2,620)	3,800	(523)	6,126

Loss from discontinued operations, net of tax of $0, $0.2, $0.8 and $1.0, respectively	(140)	(740)	(1,543)	(1,792)
Loss on disposal, net of tax of $0 and $1.9, respectively	(73)	—	(3,404)	—

Net (loss) income	$(2,833)	$3,060	$(5,470)	$4,334

Basic (loss) income per share:
Continuing operations	$(0.13)	$0.19	$(0.02)	$0.34
Discontinued operations	(0.01)	(0.04)	(0.24)	(0.10)

Total	$(0.14)	$0.15	$(0.26)	$0.24

Diluted (loss) income per share:
Continuing operations	$(0.13)	$0.18	$(0.02)	$0.33
Discontinued operations	(0.01)	(0.04)	(0.24)	(0.10)

Total	$(0.14)	$0.14	$(0.26)	$0.23

Weighted average number of shares of common stock outstanding:
Basic	20,957	20,537	20,893	17,777
Diluted	20,957	21,312	20,893	18,578

Reconciliation of non-GAAP measures:

Net (loss) income from continuing operations as reported	$(2,620)	$3,800	$(523)	$6,126
Add amortization of intangibles (1)	2,498	2,542	7,494	7,626
Add loss on extinguishment of debt (2)	44	—	134	746
Less income tax impact of these adjustments (3)	(958)	(998)	(2,899)	(3,245)
Adjusted net (loss) income - continuing operations	$(1,036)	$5,344	$4,205	$11,253

Adjusted (loss) income per share - continuing operations:
Basic	$(0.05)	$0.26	$0.20	$0.63
Diluted	$(0.05)	$0.25	$0.20	$0.61

Weighted average number of shares of common stock outstanding:
Basic	20,957	20,537	20,893	17,777
Diluted	20,957	21,312	21,437	18,578

(1)  amount represents amortization expense associated with intangible assets as a result of assets acquired in certain business acquisitions, including amounts primarily related to acquired customer relationships, technology, noncompetition agreements and client backlog.

(2)  amount represents write-off of deferred financing costs associated with the portion of the term loan that was repaid earlier than scheduled.

(3)  amount represents the income tax impact of the amortization expense adjustments referred to in (1) above and the loss on extinguishment of

CLAYTON HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2007	2006
	(unaudited)
ASSETS
Current assets:
Cash	$27,902	$22,882
Restricted cash	—	11,739
Accounts receivable, net	23,616	37,452
Unbilled receivables	7,225	14,950
Prepaid and other current assets	2,319	3,252
Prepaid income taxes	5,276	1,791
Deferred tax assets	605	572
Assets of discontinued operations	—	5,015
Total current assets	66,943	97,653

Property and equipment, net	16,991	19,621
Goodwill	70,011	69,843
Intangible assets, net	69,288	74,294
Other assets, net	1,329	1,502
Total assets	$224,562	$262,913

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Long term debt and capital lease obligations, current portion	$668	$929
Accounts payable and accrued expenses	15,323	22,832
Servicer escrow liability	—	11,739
Liabilites of discontinued operations	—	19
Total current liabilities	15,991	35,519

Long term debt and capital lease obligations, net of current portion	48,903	64,423
Deferred tax liabilities	1,333	4,089
Deferred revenue	266	204
Deferred rent	1,567	949
Other long-term liabilities	2,664	—
Total liabilities	70,724	105,184

Commitments and contingencies
Stockholders’ equity:
Common stock	211	207
Additional paid-in capital	144,516	141,256
Retained earnings	8,997	16,266
Accumulated other comprehensive loss	114	—
Total stockholders’ equity	153,838	157,729
Total liabilities and stockholders’ equity	$224,562	$262,913

Supplementary Data

Domestic Loan Volumes (unaudited)

	Three Months Ended September 30,
			Increase / (Decrease)
	2007	2006	Amount	%
Due Diligence:
Traditional file reviews:
Field	15,000	137,000	(122,000)	(89.1)%
CU	63,000	69,000	(6,000)	(8.7)%
Other file reviews	4,000	32,000	(28,000)	(87.5)%
	82,000	238,000	(156,000)	(65.5)%
Conduit	3,000	25,000	(22,000)	(88.0)%
Total	85,000	263,000	(178,000)	(67.7)%

	Nine Months Ended September 30,
			Increase / (Decrease)
	2007	2006	Amount	%
Due Diligence:
Traditional file reviews:
Field	166,000	412,000	(246,000)	(59.7)%
CU	193,000	178,000	15,000	8.4%
Other file reviews	22,000	53,000	(31,000)	(58.5)%
	381,000	643,000	(262,000)	(40.7)%
Conduit	27,000	58,000	(31,000)	(53.4)%
Total	408,000	701,000	(293,000)	(41.8)%

Revenue by Product (unaudited)

	Three Months Ended September 30,
	2007		2006		Increase / (Decrease)
(in thousands)	Amount	% of Revenues	Amount	% of Revenues	Amount	%
Transaction Management:
Field Due Diligence	$3,666	11.7%	$20,986	35.5%	$(17,320)	(82.5)%
Central Underwriting	6,760	21.6%	10,273	17.3%	(3,513)	(34.2)%
Ancillary Services	432	1.3%	1,619	2.7%	(1,187)	(73.3)%

Sub-total Due Diligence	10,858	34.6%	32,878	55.5%	(22,020)	(67.0)%

Conduit Support Services	1,388	4.4%	7,097	12.0%	(5,709)	(80.4)%
Professional Staffing Services	1,802	5.8%	4,075	6.9%	(2,273)	(55.8)%
Clayton Euro Risk	2,279	7.3%	—	0.0%	2,279	n/a
Other	1,648	5.3%	3,132	5.3%	(1,484)	(47.4)%

Sub-total Transaction Management	17,975	57.4%	47,182	79.7%	(29,207)	(61.9)%

Surveillance Services	10,332	33.0%	8,937	15.1%	1,395	15.6%

Special Servicing	3,011	9.6%	3,053	5.2%	(42)	(1.4)%

Total Clayton	$31,318	100.0%	$59,172	100.0%	$(27,854)	(47.1)%

	Nine Months Ended September 30,
	2007		2006		Increase / (Decrease)
(in thousands)	Amount	% of Revenues	Amount	%of Revenues	Amount	%
Transaction Management:
Field Due Diligence	$32,863	25.7%	$68,563	39.6%	$(35,700)	(52.1)%
Central Underwriting	23,948	18.7%	25,731	14.9%	(1,783)	(6.9)%
Ancillary Services	2,779	2.2%	5,628	3.3%	(2,849)	(50.6)%

Sub-total Due Diligence	59,590	46.6%	99,922	57.8%	(40,332)	(40.4)%

Conduit Support Services	9,252	7.3%	20,321	11.7%	(11,069)	(54.5)%
Professional Staffing Services	8,028	6.3%	12,001	6.9%	(3,973)	(33.1)%
Clayton Euro Risk	3,433	2.7%	—	0.0%	3,433	n/a
Other	5,635	4.4%	6,717	3.9%	(1,082)	(16.1)%

Sub-total Transaction Management	85,938	67.3%	138,961	80.3%	(53,023)	(38.2)%

Surveillance Services	34,695	27.1%	24,681	14.3%	10,014	40.6%

Special Servicing	7,191	5.6%	9,372	5.4%	(2,181)	(23.3)%

Total Clayton	$127,824	100.0%	$173,014	100.0%	$(45,190)	(26.1)%